UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2020

PARKE BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-51338	65-1241959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Delsea Drive, Washington Township, New Jersey	08080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 256-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.10 per share	PKBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

PARKE BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01	Other Events.

On January 31, 2020, the Board of Directors of Parke Bancorp, Inc. (the “Company”) declared a 10% stock dividend, payable on March 3, 2020, to stockholders of record as of February 18, 2020. The Registrant issued a press release on February 3, 2020, announcing the declaration of the stock dividend. A copy of the press release is furnished as Exhibit 99 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits.

(d)	Exhibits:

Exhibit	99 – Press Release, dated February 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PARKE BANCORP, INC.

Date: February 3, 2020	By:	/s/ John F. Hawkins
John F. Hawkins
Senior Vice President and Chief Financial Officer (Duly Authorized Representative)